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                                                                    EXHIBIT 23.1

                        [ARTHUR ANDERSEN LLP LETTERHEAD]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report (and to all reference to our Firm) incorporated by reference in this registration statement.

                                            ARTHUR ANDERSEN LLP

Cleveland, Ohio

September 24, 1999